UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 17, 2013

WESTELL TECHNOLOGIES, INC.
(Exact name of registrant as specified in charter)

Delaware	0-27266	36-3154957
(State of other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 North Commons Drive, Aurora, Illinois	60504
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code (630) 898-2500
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On June 17, 2013, the Compensation Committee (the "Committee") of the Board of Directors of Westell Technologies, Inc. (the “Company”) granted non-qualified stock options (the "Option Grant") and performance stock units (the “PSU Grant” or "PSUs") under the 2004 Stock Incentive Plan ( the "Plan") to three individuals that were named in the Summary Compensation Table in the Company’s proxy statement for the 2012 annual meeting of stockholders, and to the Interim Chief Financial Officer, as follows:

Name	Title	Options (#)	PSUs at Target (#)
Richard S. Gilbert	Chairman, President and Chief Executive Officer	200,000	90,000
Amy T. Forster	Interim Chief Financial Officer, Vice President and Corporate Controller	30,000	10,000
Naveed H. Bandukwala	Vice President, Corporate Development	50,000	25,000
Christopher J. Shaver	Senior Vice President, Product Development (1)	70,000	35,000

(1) Effective June 17, 2013, Mr. Shaver's title changed from Senior Vice President and General Manager to Senior Vice President, Product Development.

The exercise price of the Option Grant is $2.425 per share (of the Company's Class A Common Stock), and the options will vest 25% per annum on the anniversary of the grant date, based upon continued employment. A copy of the form of award relating to the Option Grant is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

The PSU Grant is designed to provide certain employees the opportunity to earn shares of the Company's Class A Common Stock based upon the satisfaction of pre-established Company performance goals and continued employment. The number of PSUs earned, if any, can range between 0% to 200% of the target amount reported in the table above, depending on actual Company performance for fiscal years 2014 through 2017 (the "Performance Period"). Following the close of each fiscal year in the Performance Period, the Committee will determine if any PSUs have been earned for that fiscal year on the "Certification Date," which is the date the Company's audited financial statements for the previous fiscal year are accepted by the Audit Committee. Any PSUs earned vest in annual increments during the Performance Period. Upon vesting, the PSUs convert into shares of Class A Common Stock of the Company on a one-for-one basis. A copy of the form of award relating to the PSU Grant is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
10.1	Form of Non-Qualified Stock Option Award under the Westell Technologies, Inc. 2004 Stock Incentive Plan.
10.2	Form of Performance Stock Unit Award Agreement under the Westell Technologies, Inc. 2004 Stock Incentive Plan.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTELL TECHNOLOGIES, INC.

Date: June 18, 2013	By:	/s/ Amy T. Forster
Amy T. Forster
Interim Chief Financial Officer, VP and Corporate Controller

Exhibit Index

Exhibit No.	Description
10.1	Form of Non-Qualified Stock Option Award under the Westell Technologies, Inc. 2004 Stock Incentive Plan.
10.2	Form of Performance Stock Unit Award Agreement under the Westell Technologies, Inc. 2004 Stock Incentive Plan.